Exhibit 99.2

Slide One:
Sabre Holdings (TSG)
NY Analyst Meeting
October 22, 2002
Bill Hannigan
Chairman and Chief Executive Officer

Slide Two:
Overview

  •
  New Participation Level—DCA Three Year Option

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  Launch Partner US Airways

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  Available to all carriers with US POS

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  Today's agenda includes:

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  Current industry situation

  •
  DCA Three Year Option overview

  •
  Benefits to Sabre and industry

  •
  Financial implications

Slide Three:
Current Industry Situation

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  All constituents seeking change

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  Airlines

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  Travel agencies

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  GDS's
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  Channel shift has been accelerating

Slide Four:
Overview of DCA Three Year Option

  •
  Definition

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  Available to all carriers with US POS at DCA level (highest connectivity level)

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  Extends 30 day terms to 3 years

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  Comprehensive content for all Sabre distribution channels—Traditional; Travelocity; GetThere

  •
  Goes well beyond web fares

Slide Five:
Benefit to Sabre and Industry
Sabre

  •
  Long term commitment from airlines at highest PCA level

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  Traditional pricing model intact for other participation levels

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  Slows the rate of channel shift

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  Solves content issue for offline and online agencies

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  Dampens incentive growth

Industry

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  Long term price certainty for booking fees at DCA level

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  Eliminates fare confusion for agencies, consumers and corporations

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  Eliminates need for agencies and suppliers to spend on various bypass schemes

Slide Six:
Financial Implications
US Airways Specific

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  Effective discount of 8.8% across United States points of Sale

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  Average $0.40 off DCA booking rate for next 3 years

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  No reduction in cancel fees or any other participation level

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  Estimated revenue impact in the range of $4 to $5 million

Slide Seven:
Financial Implications
If all carriers participate
• Approximately 40% of all Global Direct Air Bookings are eligible for DCA Three Year Option

*Global Air Direct Booking
        United States Bkg. - 65%
        Rest of the World Bkg. - 35%
                United States Applicable DCA Bkg - 64%
                United States Non DCA Bkg - 22%
                United States Online Bkg - 14%
                        Percentage of eligible DCA booked as DCA - 94%
*These percentages are based on 2002 estimates and subject to change

Slide Eight:
Financial Implications
If all carriers participate

  •
  If all carriers participate, estimated $30 to $40 million impact to revenue

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  Possible offsets to dilution

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  Reduced pressure on incentives:

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  Less money in the system

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  More leverage with agencies

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  Impeded channel shift

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  No change to pricing model for non-participants

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  On going cost cutting efforts

Slide Nine:
Summary

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  DCA Three Year Option is positive for Sabre, and the industry

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  Broad based acceptance unknown

Slide Ten:
Cautionary Statement

        Statements in this presentation which are not purely historical facts, including statements about airlines' acceptance of the new participation level, the effect on the number of reservations made through the Sabre GDS, the effect on revenue, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre on the date this presentation was issued. Sabre undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: airlines limiting their participation in travel marketing and distribution services; and Sabre's revenues being highly dependent on the travel and transportation industries. Sabre may not succeed in addressing these and other risks. Further information regarding factors that could affect Sabre's financial and other results can be found in the risk factors section of Sabre's most recent filing on Form 10-Q with the Securities and Exchange Commission.